SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Wilshire Financial Services Group Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WILSHIRE FINANCIAL SERVICES GROUP INC.
23901 Calabasas Road, Suite 1050
Calabasas, California 91302

June 21, 2004

Dear Stockholder:

     You are cordially invited to attend the 2004 annual meeting of stockholders of Wilshire Financial Services Group Inc. which will be held at 10:00 a.m. Pacific Time on Thursday, July 22, 2004, at the law offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067.

     Enclosed are the Secretary’s official Notice of the Annual Meeting, a proxy statement and a form of proxy. At the annual meeting you will be asked to elect ten (10) directors to serve until the next annual meeting and to approve a proposed amendment to the Company’s certificate of incorporation to change the Company’s name. We also will report to you on the operations of the Company, and you will have the opportunity to ask questions about the Company that may be of general interest to stockholders.

     The enclosed proxy statement contains important information concerning the matters to be voted on at the annual meeting. Please study it carefully. Your vote is very important, regardless of how many shares you own. Even if you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying self-addressed, postage prepaid envelope. If you do join us at the annual meeting and wish to vote in person, you may revoke your proxy at that time.

     The other members of the Board of Directors and I look forward to seeing you at the meeting.

Sincerely,

/s/ LARRY B. FAIGIN

Larry B. Faigin
Chairman Of The Board

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU
INTEND TO BE PRESENT AT THE ANNUAL MEETING.

WILSHIRE FINANCIAL SERVICES GROUP INC.
23901 Calabasas Road, Suite 1050
Calabasas, California 91302

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. on Thursday, July 22, 2004
at the law offices of Irell & Manella LLP
1800 Avenue of the Stars
Suite 900
Los Angeles, California 90067

TO THE STOCKHOLDERS OF WILSHIRE FINANCIAL SERVICES GROUP INC.:

     The annual meeting of stockholders of Wilshire Financial Services Group Inc. will be held at 10:00 a.m. on Thursday, July 22, 2004, at the law offices of Irell & Manella LLP at 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, for the following purposes:

1.	To elect a board of ten (10) directors to hold office until the next annual meeting of stockholders;

2.	To approve an amendment to the Company’s certificate of incorporation to change the name of the Company to Beverly Hills Bancorp; and

3.	To consider and transact such other business as may properly come before the annual meeting and at any adjournments or postponements thereof.

     YOUR BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR THE DIRECTOR NOMINEES NAMED IN ITEM 1 AND FOR ITEM 2.

     Only stockholders of record on the books of the Company as of the close of business on June 18, 2004 will be entitled to notice of and to vote at the annual meeting.

PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE. IF YOU LATER FIND THAT YOU CAN BE PRESENT OR DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING AT THE ANNUAL MEETING.

By Order of the Board of Directors,

/s/ ANNETTE J. VECCHIO

Annette J. Vecchio
Secretary

June 21, 2004
Calabasas, California

WILSHIRE FINANCIAL SERVICES GROUP INC.
23901 Calabasas Road, Suite 1050
Calabasas, California 91302

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. on Thursday, July 22, 2004
at the law offices of Irell & Manella LLP
1800 Avenue of the Stars
Suite 900
Los Angeles, California 90067

     This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Wilshire Financial Services Group Inc. for use at our 2004 annual meeting of stockholders to be held at 10:00 a.m. on Thursday, July 22, 2004 and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of 2004 Annual Meeting of Stockholders.

     This preliminary proxy statement is dated June 21, 2004. The definitive proxy statement, together with the form of proxy, is expected to be mailed to the Company’s stockholders on or about July 5, 2004.

VOTING RIGHTS AND PROXIES

Record Date And Outstanding Shares

     Only stockholders of record at the close of business on June 18, 2004 will be entitled to notice of and to vote at the annual meeting. On June 18, 2004, the Company had 21,134,828 shares of common stock issued and outstanding and approximately 55 stockholders of record (including brokers holding the Company’s stock in street name for others). Each share of common stock outstanding on the record date is entitled to one vote at the annual meeting on each matter to be voted on.

Quorum And Voting

     A majority of all outstanding shares of common stock entitled to vote at the annual meeting, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for the purpose of determining whether or not a quorum exists, but are not counted for the purpose of determining the election of each nominee for director or for the purpose of determining whether Item 2 has been approved.

     Pursuant to the Company’s bylaws, as amended on May 27, 2004, the Company’s Board of Directors has fixed the authorized number of directors of the Company at ten (10). The ten (10) nominees receiving the highest number of votes at the annual meeting will be elected.

     Shares of common stock represented by proxies properly executed and received by the Company in time to be voted at the annual meeting will be voted in accordance with the instructions indicated on the proxies and, if no instructions are indicated, will be voted “FOR” each of the ten (10) candidates named in this proxy statement and “FOR” the amendment of the Company’s certificate of incorporation to change the Company’s name to Beverly Hills Bancorp at the annual meeting or any adjournment or postponement thereof. All proxies voted “FOR” each of the ten (10) director nominees and “FOR” the amendment of the Company’s certificate of incorporation to change the Company’s name, including proxies on which no instructions are indicated, may, at the discretion of the proxy holder, be voted “FOR” a motion to adjourn or postpone the annual meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

     The Board is not currently aware of any business to be acted upon at the annual meeting other than as described herein. If, however, other matters are properly brought before the annual meeting, persons appointed as proxies will have discretion to vote or act thereon in their best judgment. The Company has appointed Michael Farrell, an employee of the Company, to function as the inspector of elections at the annual meeting. The inspector of elections will tabulate votes, ascertain whether a quorum is present and determine the voting results on all matters presented to the stockholders.

     Under the Company’s bylaws, stockholders may not present nominees for election or other proposals for action at the annual meeting unless written notice thereof, containing the information required by the Company’s bylaws, was delivered to the Secretary of the Company no later than the close of business on June 6, 2004. No stockholder nominees or proposals were received by the Company.

Revocation Of Proxies And Solicitation Of Proxies

     If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the annual meeting by (1) submitting a new proxy card, (2) delivering written notice to the Secretary of the Company before July 22, 2004, stating that you are revoking your proxy, or (3) attending the annual meeting and voting your shares in person. Attendance at the annual meeting will not, in itself, constitute the revocation of your proxy.

Costs of Solicitation

     Proxies may be solicited by mail, personal interview, telephone and telecopy by directors, officers and employees of the Company and its subsidiaries on a part-time basis and for no additional compensation. In addition, the Company has retained the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies and in the distribution of proxies and accompanying materials to brokerage houses for an estimated fee of $5,500 plus out-of-pocket expenses. The entire cost of soliciting proxies under this proxy statement will be borne by the Company and will include amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for their expenses in forwarding soliciting material to the beneficial owners of the common stock held of record by such person.

     Any written revocation of your proxy or other related communications in connection with this proxy statement, and requests for additional copies of this proxy statement or the proxy, should be addressed to Annette J. Vecchio, Secretary, Wilshire Financial Services Group Inc., 2140 SW Jefferson St., Suite 100, Portland, OR 97201. If you have any questions or need further assistance in voting your shares, please call Ms. Vecchio at (818) 223-8084.

ELECTION OF DIRECTORS

(Item No. 1 on the proxy card)

     The Board of Directors of Wilshire Financial Services Group Inc. currently consists of ten (10) members, seven (7) of whom were last elected to the Board on June 25, 2003 and three (3) of whom were appointed to the Board in May 2004, following the amendment of the Company’s bylaws and the determination by the then-existing Board of Directors to increase the size of the Board from seven to ten. All members’ terms expire with the July 22, 2004 annual meeting. The Board of Directors has nominated the following ten (10) persons to serve until the next annual meeting:

Howard Amster
Robert M. Deutschman
Larry B. Faigin
Stephen P. Glennon
Robert H. Kanner
Edmund M. Kaufman
Joseph W. Kiley III
William D. King
John J. Lannan
Daniel A. Markee

     Each of the nominees has indicated that he is willing and able to serve as a director. Unless instructions to the contrary are specified in a properly signed and returned proxy, the proxies will be voted in favor of the ten nominees listed above.

Information Regarding the Nominees for the Board of Directors of the Company

     The following is a list of, and certain biographical information for, the nominees. The nominees’ ages are as of June 21, 2004. All nominees are United States citizens.

			Director
			of the
			Company
Name	Age	Position with the Company	Since
Larry B. Faigin	61	Chairman of the Board	1999
Howard Amster	56	Director	2001
Robert M. Deutschman	47	Director	1999
Stephen P. Glennon	60	Director	1999
Robert H. Kanner	56	Director	2002
Edmund M. Kaufman	74	Director	2000
Joseph W. Kiley III	48	Chief Executive Officer, Chief Financial Officer and Director	2004
William D. King	62	Director	2004
John J. Lannan	57	Director	2004
Daniel A. Markee	47	Director	1999

     Larry B. Faigin was appointed to the Board of Directors in June 1999 and has been Chairman since September 1999. Mr. Faigin is President and Chief Executive Officer of China Housing Partners, LLC, a residential developer in China. Previously, he was President and Chief Executive Officer of GreenPark Remediation, LLC, a company that specializes in acquiring environmentally-impacted land and remediating and improving the property for further development. He also has served as a consultant to Chevron Corporation, and as Chief Executive Officer and Director of Wood Brothers Homes, Inc. Mr. Faigin received his B.A. and J.D. degrees from Case Western Reserve University.

     Howard Amster has been a director of the Company since November 2001. Mr. Amster is a professional real estate operator and is also a principal of Ramat Securities Ltd., a Cleveland-based investment firm. Previously, Mr. Amster was an investment consultant with First Union Securities (formerly Kemper Securities) from 1992 to June

2000. From June 1979 to 1991, Mr. Amster was co-manager of a convertible bond hedging department at Kemper Securities. Mr. Amster is also a director of Horizon Group Properties, Inc., Maple Leaf Financial, and Astrex Inc., and previously served as a director of American Savings of Florida.

     Robert M. Deutschman has been a director of the Company since June 1999. Mr. Deutschman is President of Cappello Partners, LLC, a financial service and advisory company which engages in merchant banking, venture capital and investment banking. Prior to joining Cappello, Mr. Deutschman was a Managing Director of Saybrook Capital Corp. From 1991 until 1994, Mr. Deutschman was a Senior Vice President and Director of Principal Investments in the Public Finance Group of Houlihan Lokey Howard & Zukin. Mr. Deutschman received his undergraduate degree in Political Science at Haverford College and his J.D. degree from Columbia University School of Law.

     Stephen P. Glennon has been a director of the Company since December 1999. Mr. Glennon was the Company’s Chief Executive Officer from September 1999 to May 2004 and its Chief Financial Officer from April 2003 to April 2004. From 1994 until joining the Company, Mr. Glennon served as Chief Executive Officer of Glennon Associates, a firm of private investment bankers specializing in financial restructuring and turnaround management of financial sector companies. Mr. Glennon previously served as an investment banker with Lehman Brothers, N.Y. and Lepercq, de Neuflize & Co., N.Y. Mr. Glennon currently serves as a director of New Water Street Corporation, N.Y. and Alabama Real Estate Holdings, N.Y. Mr. Glennon received his B.A. degree from Colgate University in 1966.

     Robert H. Kanner has been a director of the Company since January 2002. From 1987 until the present, Mr. Kanner has been Chairman of the Board and President of Pubco Corporation, a manufacturer and marketer of computer printer and labeling products and supplies and specialized construction projects, and has been that company’s President and a director since 1983.

     Edmund M. Kaufman has been a director of the Company since March 2000. Mr. Kaufman is a private investor and the owner of a bookstore specializing in mystery and crime fiction. Previously, Mr. Kaufman was a partner with the law firm of Irell & Manella LLP for thirty-six (36) years, specializing in mergers and acquisitions and corporate finance. Mr. Kaufman is a director emeritus of the Los Angeles Opera, and is a member of the Board of Trustees of the Friends of the University of California Press. Mr. Kaufman received his B.A. degree from the University of California, Los Angeles and his J.D. degree from Columbia University School of Law.

     Joseph W. Kiley III was appointed to the Board of Directors in May 2004. Mr. Kiley was appointed Chief Executive Officer of the Company in May 2004 and Chief Financial Officer in April 2004. In addition, Mr. Kiley is President and Chief Executive Officer of the Company’s banking subsidiary, First Bank of Beverly Hills, F.S.B. (“FBBH” or the “Bank”), a position he has held since September 2001. Previously, from March to September 2001, Mr. Kiley served as the Bank’s Executive Vice President and Chief Financial Officer. Prior to joining the Bank, Mr. Kiley was Executive Vice President of Operations and Chief Financial Officer of National Mercantile Bancorp, the parent of Mercantile National Bank in Century City, California from July 1996 to February 2001. Mr. Kiley received his B.S. degree from California State University, Chico and is a Certified Public Accountant.

     William D. King was appointed to the Board of Directors in May 2004. Mr. King is a retired Chairman and Chief Executive Officer of Aviation Distributors, Inc. in Lake Forest, California, where he served from December 1999 until August 2001. Previously, he was an independent consultant from March 1994 to December 1999. Mr. King received his Masters in Business Administration from Harvard University in 1969 and received a B. S. degree in Business Administration from the University of North Carolina at Chapel Hill in June 1964.

     John J. Lannan was appointed to the Board of Directors in May 2004. From 1998 until the present, Mr. Lannan has been a Principal with Brentwood Partners, Inc. in Santa Monica, California, a real estate financing firm specializing in institutional equity and mezzanine debt placement. Prior to joining the Board, Mr. Lannan was a director with Centennial Bank in Fountain Valley, California, and organized and funded the recapitalization of that institution.

     Daniel A. Markee has been a director of the Company since June 1999. Mr. Markee is President of Forterra, Inc., a firm specializing in investments in real estate assets and real estate related operating companies since 1993. Previously, he was a principal of Euro-American Partners, Inc., a firm specializing in real estate asset acquisition and management for European clients; a principal of LendSource, Inc., a wholesale residential subprime mortgage bank; and Vice President of Real Estate for Washington Square Capital, a wholly-owned investment subsidiary of Northwestern National Life Insurance Company. Mr. Markee received a B.S. degree in Finance from the University of Colorado.

     There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Committees of the Board of Directors

     The Board of Directors of the Company has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee’s function is to meet with management, the internal auditors and the independent auditors to review and evaluate the Company’s audited financial statements, internal accounting controls and regulatory examinations and to monitor the Company’s compliance with laws, regulations and corporate policy. The Audit Committee’s duties are set forth in the Audit Committee Charter adopted by the Board of Directors. A copy of the Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A. The Audit Committee is composed exclusively of non-employee directors who are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Messrs. Kanner, Amster, Kaufman and Markee serve on the Audit Committee and met 7 times in 2003. The Board of Directors has determined that Mr. Kanner, the chairman of the Audit Committee, is a financial expert as defined in Item 401(h)(2) of Regulation S-K.

     The Compensation Committee reviews and approves compensation policies for all employees; develops, approves and administers the salaries, bonuses and equity compensation of all executive officers of the Company; reviews compensation programs and practices for the Chief Executive Officer; and has supervisory control over the administration of the Company’s 1999 and 2002 Equity Participation Plans and other compensation plans and benefit programs. Messrs. Markee (Chair), Amster, Deutschman, Kanner and Kaufman serve on the Compensation Committee and met 1 time in 2003.

     The Nominating Committee’s function is to identify and recommend to the Board of Directors individuals qualified to serve as directors of the Company. The Nominating Committee consists of Messrs. Amster, Deutschman, Faigin, Kanner, King, Lannan, Kaufman and Markee. All of the members of the Nominating Committee are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. In identifying and evaluating candidates for director, the Nominating Committee considers a number of criteria, including, but not limited to, the candidate’s professional experience, knowledge of the Company’s business, and involvement in community and civic affairs. In searching for qualified director candidates for the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the needs of the Board, and conduct an investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. The Nominating Committee has not yet determined whether it will consider nominees recommended by stockholders. A copy of the Nominating Committee Charter is attached to this proxy statement as Appendix B.

     From January 1, 2003 through the end of 2003, the Company’s Board of Directors met 8 times. Each director who served for the full year attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of all meetings of the committees on which he served.

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Wilshire Financial Services Group Inc., 23901 Calabasas Road, Suite 1050, Calabasas, California 91302. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed. The Secretary has the authority to discard the communication where deemed appropriate. The Company does not have a policy regarding Board member attendance at annual meetings of shareholders. At the 2003 Annual Meeting of Shareholders, six (6) of the seven members of the Board of Directors were in attendance.

Compensation Of Directors

     Each member of the Board of Directors who is not an officer or employee of the Company is paid an annual stipend of $25,000, a per-meeting fee of $1,000 for each Board of Directors meeting attended in person, $500 for each meeting attended telephonically, and a $500 per-meeting fee for each committee meeting attended on days other than when Board of Directors meetings are held. Each member of the Company’s Board of Directors receives an additional yearly stipend of $10,000 as a director of FBBH. Directors who serve as the chair of the Audit Committee or of the Board receive an additional yearly stipend of $10,000, and the chairperson of the Compensation Committee receives an additional yearly stipend of $5,000. Other members of the Audit Committee and Compensation Committee receive yearly stipends of $5,000 and $2,500, respectively. Officers and employees of the Company who also serve as directors do not receive any retainer or additional fees for serving as a director.

     Through the year ended December 31, 2002, the directors received options to purchase additional shares of WFSG common stock following their re-election to the board at the annual meeting. In April 2003, the Board of Directors revised the Company’s 1999 Equity Participation Plan to remove the automatic annual grant of stock options to directors upon their re-election to the board. All options granted to the directors vest in thirds on each anniversary of the grant date.

EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth, as to the persons who currently serve as an Executive Officer of the Company, each person’s age, current position with the Company, and the period during which the person has served in such position:

Name	Age	Position With Company	Position Since
Joseph W. Kiley III	48	Chief Executive Officer and Chief Financial Officer of WFSG	2004
		President and Chief Executive Officer of FBBH	2001
Craig W. Kolasinski	41	Executive Vice President and Chief Lending Officer, FBBH	2001
Sheldon A. Eisenberg	55	Senior Vice President and Closing Manager, FBBH	2002
John A. Kardos	47	Senior Vice President, Funding and Investment, FBBH	2003
Bryce W. Miller	42	Senior Vice President, Technology and Compliance, FBBH	2003
Takeo K. Sasaki	35	Senior Vice President and Chief Financial Officer, FBBH	2003
Annette J. Vecchio	53	Senior Vice President and Loan Portfolio Manager, FBBH	2002

     Joseph W. Kiley III has been the Company’s Chief Executive Officer since May 2004 and its Chief Financial Officer since April 2004. In addition, Mr. Kiley is President and Chief Executive Officer of FBBH, a position he has held since September 2001. Previously, from March to September 2001, Mr. Kiley served as the Bank’s Executive Vice President and Chief Financial Officer. Prior to joining the Bank, Mr. Kiley was Executive Vice President of Operations and Chief Financial Officer of National Mercantile Bancorp, the parent of Mercantile National Bank in Century City, California from July 1996 to February 2001. Mr. Kiley is a Certified Public Accountant.

     Craig W. Kolasinski has been Executive Vice President and Chief Lending Officer of FBBH since October 2001. Prior to joining the Bank, Mr. Kolasinski was a loan originator with Centennial Bank in Fountain Valley, California from January 2000 through October 2001. Previously, Mr. Kolasinski was an officer with National Originators and Underwriters in Cleveland, Ohio.

     Sheldon A. Eisenberg has been Senior Vice President and Closing Manager of FBBH since May 2002. Prior to joining the Bank, Mr. Eisenberg was Vice President and Closing Manager at ARCS Commercial Mortgage from 2000 to May 2002. Previously, from 1994 to 2000, he was a Senior Credit Analyst with FHLMC’s Multifamily Loan Division.

     John A. Kardos has been Senior Vice President, Funding and Investments for FBBH since June 2003. Previously, Mr. Kardos was Senior Vice President and Liability Manager from July 2002 to June 2003, and he has held other officer positions with FBBH since April 2000. Prior to joining the Bank, Mr. Kardos was an independent financial services consultant from 1994 to 2000.

     Bryce W. Miller has been Senior Vice President, Technology and Compliance for FBBH since February 2003. Previously, Mr. Miller was the Bank’s Vice President and Information Services Manager from July 2001 through February 2003 and its Vice President and Controller from June 2000 through June 2001. Prior to joining the Bank, Mr. Miller was Vice President and Information Services Manager at Valley Independent Bank in El Centro, California from May 1998 to June 2000.

     Takeo K. Sasaki has been the Bank’s Senior Vice President and Chief Financial Officer since February 2003. Previously, from July 2001 to February 2003, he was the Bank’s Vice President and Controller. Prior to joining FBBH, Mr. Sasaki was First Vice President and Controller for Prime Bank in Los Angeles, California from January 1998 to March 2001.

     Annette J. Vecchio has been Senior Vice President, Portfolio Manager for FBBH since March 2002, and oversees the management of the Bank’s loan portfolio and servicing functions. Previously, she was the Bank’s Vice President and Portfolio Manager. Prior to joining the Bank, Ms. Vecchio was an officer with Girard Savings Bank in San Diego, California, until its merger with FBBH in 1997.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the year ended December 31, 2003 to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company who were serving as executive officers at December 31, 2003.

						Long-Term
		Annual Compensation				Compensation
				Other		Securities
				Annual		Underlying Options/
Name and Principal Position		Salary ($)	Bonus ($)	Comp.($)		SARs(#)
Stephen P. Glennon (1)	2003	$279,583	$—	$36,000	(2)	—
Chief Executive Officer	2002	$83,337	$100,000	$53,110	(3)	300,000
	2001	$24	$250,000	$74,583	(4)	—
Jay H. Memmott (5)	2003	$265,636	$275,000	—		—
Chief Executive Officer and President,	2002	$250,000	$250,000	—		—
Wilshire Credit Corporation	2001	$225,224	$175,000	—		100,000
Bradley B. Newman (5)	2003	$234,524	$250,000	—		—
Executive Vice President, Capital Markets	2002	$225,000	$250,000	—		—
	2001	$190,000	$125,000	—		125,000
Mark H. Peterman (5)	2003	$257,668	$200,000	—		—
Executive Vice President, Legal Counsel	2002	$250,000	$180,555	—		—
and Secretary	2001	$258,249	$70,000	—		10,000
Joseph W. Kiley (6)	2003	$275,000	$165,000	—		—
Chief Executive Officer and President	2002	$200,000	$80,000	—		—
First Bank of Beverly Hills, F.S.B.	2001	$151,125	$107,500	—		200,000

(1)	Mr. Glennon resigned in May 2004.

(2)	Represents reimbursement for personal living expenses.

(3)	Includes $40,102 for personal living expenses and taxes

(4)	Includes $60,487 for personal living expenses and taxes.

(5)	Messrs. Memmott, Newman and Peterman left the employ of the Company in April 2004 and remained with Wilshire Credit Corporation (“WCC”), WFSG’s former loan servicing subsidiary, which the Company sold to Merrill Lynch Mortgage Capital Inc. effective April 30, 2004.

(6)	Mr. Kiley was appointed Chief Executive Officer of the Company in May 2004.

Option/SAR Grants In Last Fiscal Year

     No stock options were granted by the Company during the year ended December 31, 2003 to any of the named executive officers.

Aggregated Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values

     The following table lists (i) the number and value of shares received upon the exercise of options in 2003, (ii) the aggregate number of unexercised options at December 31, 2003, and (iii) the value of unexercised in-the-money options at December 31, 2003 for each of the named executive officers. The Company has no outstanding SARs.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options/SARs
	Shares		Options/SARs at FY-End (#)		at FY-End ($)
	Acquired	Value
Name	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen P. Glennon.	—	—	1,250,000	25,000	$5,748,975	$91,500
Jay H. Memmott	—	—	316,666	33,334	1,460,831	136,669
Bradley B. Newman	125,000	$529,688	94,999	30,001	391,696	123,404
Mark H. Peterman	131,667	328,998	—	3,333	—	13,765
Joseph W. Kiley III	—	—	133,333	66,667	574,165	287,085

Long Term Incentive Plan Awards In Last Fiscal Year

     No long-term incentive plan awards were made during the 2003 fiscal year to any of the named executive officers.

Employment Arrangements

     The Company’s Chief Executive Officer, Mr. Stephen P. Glennon, received a salary of $100,000 for the period from March 1, 2002 through February 28, 2003 and $300,000 for the period from March 1, 2003 through February 29, 2004 pursuant to a letter agreement, and he was reimbursed for certain living expenses for those periods. Mr. Glennon in March 2002 also was granted 300,000 stock options at a price equal to the fair market value of the Company’s Common Stock on the date of grant. The options vested at the rate of 12,500 per month and had vested in full as of February 29, 2004. Mr. Glennon’s letter agreement expired on February 29, 2004. On February 27, 2004, the Company’s Board of Directors extended Mr. Glennon’s current salary under his new agreement through the closing of final issues related to the sale of WCC in the second quarter of 2004. Mr. Glennon resigned on May 27, 2004.

     The Company and the Bank entered into an Employment, Confidentiality and Contingent Severance Agreement with Mr. Joseph W. Kiley III, effective as of January 1, 2003 (the “Kiley Agreement”). The Kiley Agreement provides that Mr. Kiley serve as President and Chief Executive Officer of the Bank commencing January 1, 2003. Pursuant to the Kiley Agreement, Mr. Kiley’s employment is for a term of twelve (12) months, automatically renewing for successive periods of twelve months each, unless, at least 90 days before the expiration of such twelve-month period, either the members of the board of directors of the Bank (the “Board of Directors” or the “Board”) gives written notice of non-renewal to Mr. Kiley, or Mr. Kiley gives written notice of non-renewal to the Bank. Under the Kiley Agreement, Mr. Kiley receives an annual base salary of $275,000, and is entitled to participate in the Bank’s employee benefit plans, medical, dental, vision, disability or insurance programs, if any, to the extent offered to other officers of similar position under the Bank’s personnel policies. The Company and Mr. Kiley have entered into (1) an Amended and Restated Incentive Stock Option Agreement dated March 12, 2001 for 150,000 options and (2) Incentive Stock Option Agreement dated October 2, 2001 for 50,000 options. Mr. Kiley’s rights to such stock options shall be determined by the terms and conditions of said agreements. All stock options granted under the Kiley Agreement are granted at a price equal to the fair market value of the Company’s Common Stock on the date of grant. Pursuant to the Kiley Agreement, in the event Mr. Kiley’s employment is terminated upon the occurrence of an “Other Event of Termination” (as defined in the Kiley Agreement), he is entitled to an amount equal to his then annual base salary and to life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank or the Company for Mr. Kiley prior to his termination of employment at no cost to him for a period of one year, subject to certain limitations. Under the Kiley Agreement, in the event of a “change in control” (as defined in the Kiley Agreement) of the Bank or the Company, Mr. Kiley is entitled to an amount equal to two times his then annual base salary. In addition, Mr. Kiley’s stock options become immediately vested and exercisable. On May 27, 2004, Mr. Kiley was appointed Chief Executive Officer of WFSG.

     In connection with the signing of the definitive agreement for the sale of WCC to Merrill Lynch Mortgage Capital Inc. (“Merrill Lynch”), Messrs. Memmott, Newman and Peterman agreed to enter into employment agreements with Merrill Lynch, providing for their continued employment by WCC effective as of the closing of the sale of WCC on April 30, 2004. As part of their new employment agreements, Messrs. Memmott, Newman and Peterman each agreed to forego the severance payment to which he would otherwise have been entitled under his previously-executed change-in-control agreement. In addition, in consideration for their release of WFSG’s severance payment obligations and their efforts that resulted in the sale of WCC, WFSG paid bonuses at the closing to Messrs. Memmott, Newman and Peterman in the amounts of $475,000, $500,000 and $200,000, respectively.

Audit Committee Report

     The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2003. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 “Communications with Audit Committees,” as amended by SAS No. 90 “Audit Committee Communications.” The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent public accountants their independence.

     Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE
Robert H. Kanner
Howard Amster
Edmund M. Kaufman
Daniel A. Markee

Compensation Committee Report On Executive Compensation

     The Compensation Committee report below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy filing into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or Exchange Act. The Compensation Committee of the Board of Directors of the Company (the “Committee”) is made up exclusively of non-employee directors. The Committee administers the executive compensation programs of the Company. All actions of the Committee pertaining to executive compensation are submitted to the Board of Directors for approval.

     The Company’s executive compensation program is designed to attract, retain, and motivate high caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals are attained by emphasizing “pay for performance” by having a portion of the executive’s compensation dependent upon business results and by providing equity interests in the Company. The principal elements of the Company’s executive compensation program are base salary and stock options. In addition, the Company anticipates that it will recognize individual contributions as well as overall business results, using a discretionary bonus program.

Base Salary

     Base salaries for the Company’s executives are intended to reflect the scope of each executive’s responsibilities, the success of the Company, and contributions of each executive to that success. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographic or market data, industry trends or internal fairness within the Company.

Bonuses

     Annual bonuses were paid by the Company and the Bank for 2003 based in part upon a 2003 bonus formula and the discretion of the Committee and the Bank’s board of directors. The amount of the annual bonuses paid to executives by the Company was determined by the Committee and approved by the Company’s board of directors and the amount of the annual bonuses paid by the Bank was determined by the Bank’s board of directors. Annual bonuses paid to other employees were based on their individual contributions towards meeting the overall objectives of the Company.

Incentive Stock Option Plans

     The Company adopted a stock option plan, the 1999 Equity Participation Plan, on December 2, 1999. The 1999 Equity Participation Plan permits the Company to grant incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock and stock appreciation rights (collectively “Awards”) to employees, directors and consultants of the Company and subsidiaries of the Company. In June 2000 the Plan was amended to increase the number of shares reserved for issuance by 1,200,000 shares of common stock to an aggregate of 4,000,000 shares, and to allow any participant in the Plan to receive grants of options or other awards with respect to up to 1,000,000 shares of common stock per year. In January 2001 the Plan was further amended to revise the definition of “change in control” in those provisions of the Plan that permit accelerated vesting of the options in the event of a change in control, and in April 2001, the Plan was amended to provide that all options would vest upon certain changes in control of the Company or the Bank. In March 2002 the Board passed a resolution providing that options granted after January 1, 2002 would not automatically include a provision for immediate vesting upon a change in control, unless otherwise determined by the Committee. In December 2003 the Board passed a resolution providing that all options granted to employees of WCC would immediately vest upon a change in control of WCC.

     The option exercise price of both ISOs and NSOs may not be less than the fair market value of the shares covered by the option on the date the option is granted. The Committee may also grant Awards of restricted shares of Common Stock. Each restricted stock Award would specify the number of shares of Common Stock to be issued to the recipient, the date of issuance, any consideration for such shares and the restrictions imposed on the shares (including the conditions of release or lapse of such restrictions). The Committee may also grant Awards of stock appreciation rights. A stock appreciation right entitles the holder to receive from the Company, in cash or Common Stock, at the time of exercise, the excess of the fair market value at the date of exercise of a share of Common Stock over a specified price fixed by the Committee in the Award, multiplied by the number of shares as to which the right is being exercised. The specified price fixed by the Committee will not be less than the fair market value of shares of Common Stock at the date the stock appreciation right was granted.

     On June 25, 2002, the Company adopted a new stock option plan, the 2002 Equity Participation Plan, which authorizes up to 1,000,000 shares of Company common stock for issuance. Under the 2002 Equity Participation Plan, the Company may grant ISOs and NSOs, and also may grant or sell shares of common stock of the Company to employees, consultants and directors of the Company, the Bank or any other subsidiary of the Company. The terms of the 2002 Equity Participation Plan with respect to the granting, vesting and exercise of stock options are substantially the same as those under the 1999 Equity Participation Plan.

CEO Compensation

     Mr. Glennon’s employment agreement, while providing for a base salary, also provided incentives for improving the Company’s earnings and shareholder value, as the agreement granted 300,000 stock options at a price equal to the market price on March 11, 2002, the date of grant. The purpose of this arrangement was to improve the Company’s cash flow and to provide added incentive for high levels of performance and for unusual efforts to increase the earnings and performance of the Company. The Committee believes that this arrangement was in the best interests of the Company and its stockholders since the value of Mr. Glennon’s compensation has been directly aligned with the financial performance of the Company.

COMPENSATION COMMITTEE
Daniel A. Markee
Howard Amster
Robert M. Deutschman
Robert H. Kanner
Edmund M. Kaufman

Compensation Committee Interlocks and Insider Participation

     Messrs. Markee, Amster, Deutschman, Kanner and Kaufman served on the Compensation Committee throughout 2003. No Committee member was, during the year ended December 31, 2003, an officer or employee of the Company or any of its subsidiaries.

Certain Relationships and Related Transactions

     None.

Performance Graph

     The following Performance Graph covers the period beginning July 7, 1999 when the Company’s new Common Stock commenced trading, through December 31, 2003. The graph compares the performance of the Company’s Common Stock to the S&P 500 and a Financial Services Index (“FSI”).

2003 Measurement Period(1)(2)

	July 7,	December 31,	December 31,	December 31,	December 31,	December 31,
	1999	1999	2000	2001	2002	2003
Company	$100.00	$39.29	$35.71	$58.57	$94.29	$171.43
FSI(3).	100.00	87.95	74.40	94.53	69.55	93.09
S&P500	100.00	105.26	94.59	82.25	63.03	79.66

(1)	Assumes all distributions to stockholders are reinvested on the payment dates.

(2)	Assumes $100 invested on July 7, 1999 in the Company’s Common Stock, the S&P 500 Index and the FSI.

(3)	The companies included in the FSI were Advanta Corporation, American Business Financial Services Inc., American Express Company, CIT Group Inc., Resource America Inc. and Ocwen Financial Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires a company’s directors and executive officers, and beneficial owners of more than 10% of the common stock of such company, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the company’s securities. To the knowledge of the Company, no director, officer, or beneficial owner of more than 10% of the Company’s Common Stock failed to timely furnish reports required of such person by Section 16(a) on Forms 3, 4 and 5 during the year ended December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The shares of WFSG common stock constitute the only outstanding class of voting securities of the Company. As of June 18, 2004, there were 21,134,828 shares of common stock outstanding and entitled to vote and approximately 55 stockholders of record.

     Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (“SEC”), and provide a copy to the Company regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”). Based upon such reports, the following table sets forth, as of June 18, 2004, the beneficial ownership of common stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group.

	Amount and Nature of
	Beneficial		Percent of
Name, Title and Address of Beneficial Owner	Ownership (1)		Class
Capital Research and Management	3,959,160		18.7%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071
Directors and executive officers:
Larry B. Faigin (2)	174,549	(3)	*
Howard Amster	2,552,664	(4)	12.1%
23811 Chagrin Blvd. #200
Beachwood, OH 44122
Robert M. Deutschman (2)	181,749	(5)	*
Stephen P. Glennon (2)	1,275,000		6.0%
Robert H. Kanner	1,888,333	(6)	8.9%
3830 Kelley Ave
Cleveland, OH 44114
Edmund M. Kaufman (2)	179,365	(7)	*
Joseph W. Kiley III (2)	161,533	(8)	*
William D. King (2)	47,916	(9)	*
John J. Lannan (2)	502,100		2.4%
Daniel A. Markee (2)	524,759	(10)	2.5%
Craig W. Kolasinski (2)	31,666	(11)	*
Sheldon A. Eisenberg (2)	1,666	(11)	*
John A. Kardos (2)	4,166	(11)	*
Bryce W. Miller (2)	5,399	(12)	*
Takeo K. Sasaki (2)	4,999	(11)	*
Annette J. Vecchio (2)	4,999	(11)	*
All directors and executive officers as a group (16 persons)	7,540,863	(13)	35.1%

(1)	Amounts include stock options vesting within 60 days of June 18, 2004.

(2)	The address for this stockholder is c/o Wilshire Financial Services Group Inc., 23901 Calabasas Road, Suite 1050, Calabasas, CA 91302.

(3)	Includes 49,999 shares which may be acquired upon the exercise of options.

(4)	Includes 33,333 shares which may be acquired upon the exercise of options.

(5)	Includes 10,001 shares which may be acquired upon the exercise of options.

(6)	Includes 6,667 shares which may be acquired upon the exercise of options.

(7)	Includes 36,665 shares which may be acquired upon the exercise of options.

(8)	Includes 153,333 shares which may be acquired upon the exercise of options.

(9)	Includes 1,667 shares which may be acquired upon the exercise of options.

(10)	Includes 6,667 shares which may be acquired upon the exercise of options. Also includes 441,666 shares owned through Forterra-Wilshire Partners, LLC (“Forterra-Wilshire”). Mr. Markee is the Managing Partner of Forterra-Wilshire and owns a 2.5% interest in the limited-liability company.

(11)	Represents shares which may be acquired upon the exercise of options.

(12)	Includes 4,999 shares which may be acquired upon the exercise of options.

(13)	Includes 350,827 shares which may be acquired upon the exercise of options.

*	Less than 1%

CHANGE OF THE COMPANY’S NAME TO

BEVERLY HILLS BANCORP

(Item No. 2 on the proxy card)

     The stockholders of the Company are being asked to approve an amendment to the Company’s certificate of incorporation to change the name of the Company to Beverly Hills Bancorp.

Purpose of the Change

     As discussed previously, the Company completed the sale of its loan servicing subsidiary, Wilshire Credit Corporation, on April 30, 2004. In connection with the sale, the Company agreed with the purchaser to change the Company’s name. As a result of the sale of WCC, the Company’s assets, liabilities and operating results consist almost exclusively of those of its banking subsidiary, First Bank of Beverly Hills, F.S.B. Consequently, the Board of Directors believes that the name “Beverly Hills Bancorp” is more reflective of the nature of Company’s current and expected future operations as a unitary bank holding company.

Required Vote

     Affirmative votes representing a majority of all outstanding shares of common stock of the Company will be required to approve this proposal. Abstentions and broker non-votes will count as votes against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ITEM NO. 2
CHANGE OF THE COMPANY’S NAME TO
BEVERLY HILLS BANCORP

INDEPENDENT PUBLIC ACCOUNTANTS

Principal Accounting Firm Fees

     The Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), has audited the financial statements of the Company for the year ended December 31, 2003 and has been engaged to audit the financial statements of the Company for the year ending December 31, 2004. A representative of D&T is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so. That representative is also expected to be available to respond to appropriate questions.

     Aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and 2002 by Deloitte & Touche were as follows:

	Fiscal year ended
	December 31,
	2003	2002
	(Dollars in thousands)
Audit fees	$607	$403
Audit-related fees (a)	89	164

Total audit and audit related fees	696	567
Tax fees (b)	472	397
All other fees	—	—

Total fees	$1,168	$964

(a)	Includes fees for audits of subsidiaries, audits of benefit plans, and regulatory compliance audits.

(b)	Includes fees for tax compliance and tax consulting services, including tax planning for the Company and WCC, tax research, and analysis of the inventory of deferred tax assets.

     In considering the nature of the services provided by Deloitte & Touche, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte & Touche and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

     All of the services performed by Deloitte & Touche in 2003 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that Deloitte & Touche may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by Deloitte & Touche in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

     Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and may not commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the Audit Committee may delegate its duties to pre-approve auditing services and permitted non-audit services to its chairman or one or more other Audit Committee members. The chairman or other Audit Committee member(s) must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

     In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests an estimate of the maximum fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing an estimate of the maximum fees for a service incorporates appropriate oversight and control of the Company’s relationship with Deloitte & Touche, while permitting the Company to receive immediate assistance from Deloitte & Touche when time is of the essence.

     On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

     The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed the lesser of $50,000.00 or five percent (5%) of total fees paid to Deloitte & Touche in a given fiscal year;

3.	Such services were not identified at the time of the engagement to be non-audit services;

4.	Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements.

OTHER BUSINESS

     The Company does not know of any other business to be presented at the annual meeting and does not intend to bring any other matters before the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting of stockholders in 2005 pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive offices no later than February 22, 2005. However, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals also must comply with the procedures, including the deadlines, required by the Company’s bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.

By Order of the Board of Directors

/s/ JOSEPH W. KILEY III

Joseph W. Kiley III
Chief Executive Officer and
Chief Financial Officer

Calabasas, California
June 21, 2004

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY BY (1) A LATER DATED PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY OR (2) ADVISING THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING IS ON THURSDAY, JULY 22, 2004. PLEASE RETURN YOUR PROXY IN TIME.

APPENDIX A

Wilshire Financial Services Group Inc.
AUDIT COMMITTEE CHARTER
Amended and Restated as of October 1, 2003

The board of directors of Wilshire Financial Services Group Inc. hereby constitutes and establishes an audit committee.

Purpose

The audit committee is established to monitor and confirm that the Company has an effective control environment and clear financial reporting by evaluating and monitoring:

•	The honesty, completeness, and correctness of the financial statements of the Company.

•	The independent auditor’s qualifications, independence, and performance.

•	The performance of the Company’s internal audit function.

•	The compliance by the Company with legal and regulatory requirements.

•	The Company’s systems of internal accounting and financial control.

Composition and Organization

The audit committee shall be comprised of three or more directors who are independent of management and the Company within the meaning of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules of the SEC and Nasdaq. Committee members shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The determination of a director’s independence shall be made by the board.

All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of their appointment. At least one member of the audit committee shall be a financial expert as defined by the SEC. The Company will disclose in its periodic reports pursuant to Sections 13(a) or 15(d) of the Exchange Act whether or not a financial expert has been designated. Audit committee members shall meet the listing requirements of the Nasdaq Stock Market, and shall fully comply with the requirements of the Sarbanes-Oxley Act of 2002 and the SEC’s regulations.

The board of directors shall designate one of the committee members as chairperson. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. No member of the audit committee will receive compensation from the Company except director’s fees for serving on the board and committees of the board. Membership and terms of appointment shall be at the discretion of the board of directors.

Meetings

The committee shall meet at least four times (4) times annually, or more frequently as circumstances dictate. The audit committee chairman shall prepare and/or approve an agenda in advance of each meeting. As necessary or desirable, the chairman of the committee may request that members of management, internal audit and representatives of the independent accountants be present at meetings of the committee. The committee will meet privately in executive session with management, the independent auditors, the internal auditor, and as a committee, as frequently as deemed necessary, to discuss any matters that the committee or each of these groups believe should be discussed. Management will be asked to report whether significant findings and recommendations made by the internal auditors and the independent accountant have been addressed in a timely manner.

Authority

The audit committee is empowered by the board to retain qualified persons as necessary to assist in the effective discharge of their responsibilities. The audit committee shall have the sole authority to appoint or replace the independent auditor. The audit committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the audit committee.

The audit committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members or to the committee’s chairman, when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee, or chairman, as the case may be, to grant preapprovals shall be presented to the full audit committee at its next scheduled meeting.

The audit committee shall make regular reports to the board. The audit committee shall review and reassess the adequacy of this charter periodically (ordinarily annually) and recommend any proposed changes to the board for approval. The audit committee shall periodically (ordinarily annually) review the audit committee’s own performance.

Responsibility

The audit committee’s primary duties and responsibilities are to: (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; (ii) monitor the independence and performance of the Company’s independent auditors; and (iii) provide an avenue of communication among the independent auditors, management, and the board of directors.

Responsibility Continued

The Committee is to be the board’s principal agent in ensuring the independence of the Company’s independent accountants and the adequacy of disclosures to stockholders. The Audit Committee itself does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

Process

The chairman of the board shall appoint a chairman of the committee from among the members of the committee. If the chairman of the committee is not present at any meeting of the committee, the members of the committee shall appoint an acting chairman for such meeting. The Secretary of the Company, or a designee, shall attend each meeting of the committee and shall act as secretary of such meeting (but shall not be present when requested by the committee). Meeting minutes will be sent to Audit committee members and to board members who are not on the committee. The company’s independent auditors shall also be recipients of minutes for all meetings that they attend and for other meetings as deemed necessary by the committee. Meeting minutes will be approved at the next schedule meeting.

The time and place of meetings of the committee and the procedures to be followed at such meetings shall be determined from time to time by the members of the committee, provided that:

(a)	a quorum for meetings shall be a majority of the members, present in person or by telephone or other telecommunications device permitting all persons participating in the meeting to speak to and hear each other;

(b)	the affirmative vote of a majority of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee;

(c)	the committee may act by unanimous written consent signed by each member of the committee;

(d)	the committee and the corporate audit manager shall keep minutes of the committee proceedings and shall deliver the same (and reports and recommendations to the board) to the Secretary of the Company;

(e)	all minutes of the meeting of the committee, and all unanimous written consents of the committee, shall be filed with the records of the meetings of the committee;

(f)	the chairman, or any member of the Committee, or the Secretary of the Company at the direction of the chairman of the committee, the chairman of the board or the chief executive officer of the Company, shall have the authority to call meetings of the committee; and

Process (continued)

(g)	notice of the time and place of every meeting of the committee shall be given in writing, facsimile transmission or electronic mail to each member of the committee at least one business day before any such meeting, unless notice is waived by the members.

Specific Duties of the Audit Committee

Internal Control

Encourage management to communicate the importance of internal control of the Company’s finances and to ensure that all employees are aware of the Company’s internal controls and procedures. Review the internal controls and procedures of the Company. Ensure that the independent auditors attest to and report on the effectiveness of the Company’s internal controls and procedures, and that such report is included in the annual report.

Financial Reporting

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in the management’s discussion and analysis, and recommend to the board whether the audited financial statements should be included in the Company’s Form 10-K.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

Financial Reporting Continued

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

Discuss with management the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 related to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Review disclosures made to the audit committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 0-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Compliance Oversight

Review and advise the board with respect to the effectiveness of the Company’s system for monitoring compliance with the laws and regulations, and with the Company’s Ethics Policy and periodically obtain any required reports and assurances from the independent accountant, management, internal auditor, and compliance officer.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies, including Federal, State and local tax matters, and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

On at least an annual basis, review with the Company’s legal counsel, any legal compliance matters, including corporate securities trading policies, and NASDAQ stock market requirements that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Compliance Oversight Continued

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, submission by employees of concerns regarding questionable accounting or auditing matters.

Ensure that an ethics policy is formalized in writing and that management takes the necessary actions to disseminate the information and educate employees. The program for monitoring compliance and updates from Human Resources shall be reviewed periodically.

Internal Audit

Approve the internal auditors’ proposed audit schedule and plans annually, and review audit activities and the organizational structure of the internal audit function regularly.

Review the significant reports to management prepared by the internal auditing department and management’s responses.

Review the internal audit charter annually. Review the appointment and/or replacement of the head of internal auditing function as necessary.

Independent Accountant

Preapprove all auditing services and permitted non-audit services to be performed for the Company by the independent accountant in accordance with Section 10A(i) of the Exchange Act. Approvals of all fees paid to the independent accountant shall be disclosed in the Company’s annual proxy statements and annual reports as required by Section 13(a) of the Exchange Act. In carrying out its duty to approve fees and terms of the independent accountant, if the audit committee approves an audit service within the scope of engagement of the independent accountant, such audit service shall be deemed to have been preapproved. The audit committee may delegate its duties to preapprove auditing services and permitted non-audit services to its chairman or one or more other Audit committee members.

At least annually, obtain and review a report by the independent accountant describing (a) the independent account’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountant’s, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountant, (c) any steps taken to deal with any such issues and (d) all relationships between the independent accountant and the Company.

Evaluate the qualifications, performance, and independence of the independent accountant, including considering whether the independent account’s quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence. In making its evaluation, the audit committee shall take into account the opinion of management and the internal auditor. The audit committee’s evaluation will include a review of the experience, qualifications and

Independent Accountant (continued)

performance of the senior members of the independent accountant team, including the lead partner of the independent accountant. The audit committee will oversee the rotation of the lead (or coordinating) audit partner as required by law and will consider whether, in order to assure continuing independent accountant’s independence, there should be regular rotation of the audit firm itself. The audit committee will present its conclusions regarding the independent accountant to the board of directors, and if so determined by the audit committee, recommend that the board take additional action to satisfy itself of the qualifications, performance and independence of the independent accountant.

Set policies for the Company’s hiring or employees or former employees of the independent accountant, particularly in light of the prohibition on employment outlined in Section 10A (I) of the Exchange Act.

Require the independent accountant to communicate whether it is aware of any reportable illegal acts.

Discuss with the independent accountant matters related to the conduct of the audit as required in Statement on Auditing Standards No. 61. In particular, the audit committee will discuss quarterly reports from the independent accountants on:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

(c)	other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     Discuss the following with independent accountants:

(a)	the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices suggested by the independent accountant, internal auditors or management;

(b)	the management letter provided by the independent accountant and the Company’s response to that letter; and

(c)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Other Responsibilities

The Company officers who are required by law to certify the Company’s annual or quarterly reports will disclose to the audit committee and to the independent accountants that information which is required to be disclosed to them by Section 302 of the Sarbanes-Oxley Act.

Other Responsibilities Continued

Review financial and accounting personnel succession planning within the Company.

Review and reassess the audit committee charter annually.

Perform any other activities consistent with this charter, the Company’s by-laws, and governing law, as the committee or the board deems necessary or appropriate.

APPENDIX B

CHARTER FOR THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
WILSHIRE FINANCIAL SERVICES GROUP INC.
(Adopted by the Board of Directors as of February 27, 2004)

1. Membership

The Nominating Committee (the “Committee”) of the Board of Directors of Wilshire Financial Services Group Inc. (the “Company”) shall comprise all of the then current independent directors of the Board of Directors, each of whom shall be appointed by the Board of Directors for a term of office of one year. The members shall be “independent” in accordance with the rules of the NASDAQ National Market. Re-election is possible. The Board may remove and replace individual members at any time, with or without cause.

The Chairman of the Board shall act as advisor to the Committee.

The Board shall appoint the chairman of the Committee.

Subject to any restrictions set forth in the Company’s certificate of incorporation and bylaws, and applicable law, the Committee should have all power and authority necessary or appropriate to carry out its purposes and responsibilities.

2. Duties

The Committee shall have the following principal duties:

•	to define principles for the selection and evaluation of candidates for Board membership

•	to review and propose to the full Board candidates for membership on the Board of Directors to be recommended for election by the shareholders.

•	to timely assess whether or not Board members, whose term of office is expiring, shall be proposed for re-election by the shareholders.

•	to establish a policy with regard to the consideration of candidates recommended by shareholders or to determine that the company should not have such a policy.

3. Meetings and Minutes

The Committee shall meet as often as necessary, but at least once a year. Meetings shall normally be called by its chairman, but may also be called by any member of the Committee. The chairman of the Committee shall review the agenda of each meeting with the Chairman of the Board.

B-1

The Chairman of the Board may attend the meetings.

The Committee may call upon internal specialists or external advisors if deemed necessary. Appointments of director search firms shall be coordinated and agreed with the Chairman of the Board.

The minutes taken of the meeting shall be distributed to all Board members ahead of the next Board meeting.

4. Reporting

The chairman of the Committee shall update the Board at its next meeting on decisions taken and the considerations which led to such decisions.

5. Abstention

No member of the Committee shall participate in any decision on his membership or specific position.

B-2

WILSHIRE FINANCIAL SERVICES GROUP INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Wilshire Financial Services Group Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Larry B. Faigin and Joseph W. Kiley III, and each of them singly, proxies and attorneys-in-fact, with full power of substitution on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Wilshire Financial Services Group Inc. to be held on July 22, 2004, at 10:00 a.m. Pacific time, at the law offices of Irell & Manella LLP at 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

WILSHIRE FINANCIAL SERVICES GROUP INC.

July 22, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓	Please detach along perforated line and mail in the envelope provided.	↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of ten (10) directors:

NOMINEES:
☐	FOR ALL NOMINEES	O	Howard Amster
		O	Robert M. Deutschman
☐	WITHHOLD AUTHORITY	O	Larry B. Faigin
	FOR ALLNOMINEES	O	Stephen P. Glennon
		O	Robert H. Kanner
☐	FOR ALL EXCEPT	O	Edmund M. Kaufman
	(See instructions below)	O	Joseph W. Kiley III
		O	William D. King
		O	John J. Lannan
		O	Daniel A. Markee

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Amendment of the Company’s certificate of incorporation to change the Company’s name to Beverly Hills Bancorp.	☐	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the annual meeting.   ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.